EXHIBIT 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND
18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of The Guitammer Company's (the "Company") Quarterly Report on Form 10-Q for the period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, Richard E. Conn, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934;

and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2015	By:	/s/ Richard E. Conn
Richard E. Conn
Chief Financial Officer
(principal financial officer)